SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 14, 2011
 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

13110 NE 177th PL, # 169

Woodinville, WA 98072

(Address of principal executive offices)

Registrant’s telephone number, including area code: (970) 633-0436

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On November 14, 2011, GeoBio, Inc., a Colorado corporation (“GeoBio”), entered into and closed an equity purchase agreement with El Gas North America, Inc., a Washington limited liability company (“El Gas NA”), under which El Gas NA agrees to sell all (100%) of the issued and outstanding equity interests of El Gas NA to GeoBio in exchange for total consideration (the “Purchase Price”) including:

(i)                 2,500,000 shares of common stock of GeoBio (the “Acquisition Stock”) to be issued into escrow within fourteen (14) days following the closing date of this Agreement, and which shall be released to El Gas NA upon the full payment of the Purchase Note (defined below);

(ii)               $100,000.00 in the form of an 8% Promissory Note, due upon the earlier of (i) GeoBio’s receipt of third-party financing (or, cumulatively, financings) of not less than $5,000,000.00 or (ii) one year from the date of the Closing (the “Maturity Date”), provided that El Gas NA has generated sufficient revenue during the year to GeoBio to repay the 8% Promissory Note, or that at such time as sufficient revenue has been made available to GeoBio (the “Acquisition Note”);

(iii)             GeoBio agrees to reimburse to El Gas NA all reasonable expenses that El Gas NA incurs (“Reimbursable Expenses”) prior to El Gas NA achieving its first month of positive Earnings Before Income, Taxes, Depreciation and Amortization (“EBITDA”), such payment of the Reimbursable Expenses to occur upon the earlier of (a) a third-party financing (or, cumulatively, financings) of not less than $5,000,000.00, (b) within six months following such time as of which fifty percent (50%) of the monthly EBITDA is sufficient to repay the Reimbursable Expenses or (c) one year from the date of the Closing; and

(iv)             At the end of GeoBio’s fiscal year for each of the first two years following the Closing, provided that the Agreement is not at such time terminated or otherwise unwound, the Board of Directors of GeoBio and of El Gas NA shall evaluate the value of the Acquisition Stock, and to the extent that the value of the Acquisition Stock is less than the value of the Acquisition Stock at the Closing (the “Baseline Value”), GeoBio shall issue to El Gas NA that amount of additional Acquisition Stock necessary to raise the total value of the Acquisition Stock to not less than its Baseline Value. In no event shall the Acquisition Stock be reduced.

Additionally, under the Agreement, GeoBio agreed to provide the principal of El Gas NA with a five-year employment contract to serve as President of El Gas NA at a pay rate of $8,000.00 per month (“Base Salary”), which shall be payable 50% by GeoBio and 50% by El Gas NA until the El Gas NA- generated revenue is sufficient to pay the entire monthly Base Salary (the “Employment Contract”). Additionally, for each full year that Employment Contract remains effective, GeoBio shall extend the term of the employment agreement by an additional year (for up to a maximum of ten years). The Employment Agreement shall provide severance benefits in the event of termination without cause consisting of not less than severance salary of not less one hundred percent (100%) of the Base Salary for the period of the Employment Contract. The Agreement requires the parties to agree upon and enter the Employment Contract within 30 days following the Closing.

The Closing occurred upon GeoBio’s and El Gas NA’s mutual execution of the Agreement. The Agreement is subject to termination in the event of material breach of the Agreement by either party including, but not limited to, GeoBio’s failure to repay the Acquisition Note or the Reimbursable Expenses by the Maturity Date under the conditions set forth in the Agreement or failure of the parties agree upon the Employment Contract.

El Gas NA is a fully licensed and exclusive distributor of El Gas s.r.o’s natural gas volume monitoring and correcting equipment and data recorder products in the territories including the United States, Canada, Mexico and the Caribbean Islands. El Gas s.r.o, licensor of El Gas NA, was founded in 1992 in Pardubice, Czech Republic. Electronic volume correctors facilitate proper natural gas measurement, data recording and billing, and are generally used by gas utility concerns, municipalities, natural gas producers, pipeline operators and some industrial concerns.

Sale of the products in the United States and Canada is subject to El Gas NA receiving UL approval and CSA approval, respectively, which applications are underway and which El Gas NA expects to receive by the close of January 2012. El Gas NA’s licensor, El Gas s.r.o, has APEX approval, the European equivalent required certification, on the products in Europe.

Section 2 – Financial Information

Item 2.01                 Completion of Acquisition or Disposition of Assets

On November 14, 2011, GeoBio completed the acquisition of El Gas NA, as set forth above. Upon the closing, GeoBio became obligated to issue 2,500,000 shares of common stock to the principals of El Gas NA, which GeoBio intends to issue in November 2011, in exchange for 100% of El Gas NA’s equity interests. Additionally, GeoBio paid to the principals of El Gas NA the Purchase Note and is required to complete the Employment Contract within 30 days and pay the Reimbursable Expenses within six months, as set forth in greater detail in Section 1.01 of this Form 8-K.

El Gas NA’s primary asset is its exclusive distributer contract to distribute El Gas s.r.o’s natural gas volume monitoring and correcting equipment and data recorder products in territories including the United States, Canada, Mexico and the Caribbean Islands.

Section 8– Other Events

Item 8.01Other Events

On November 16, 2011, GeoBio issued a press release regarding the El Gas NA Agreement, attached as Exhibit 99.15.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NUMBER DESCRIPTION LOCATION

10.38 El Gas North America, LLC

Equity Purchase Agreement Filed herewith

99.15 Press release issued November 16, 2011 Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2011

GEOBIO ENERGY, INC.

By:	/s/ Laurence Shelver
Chief Executive Officer

Exhibit 10.38

AGREEMENT FOR THE PURCHASE OF

EQUITY INTERESTS OF

EL GAS NORTH AMERICA, LLC

THIS AGREEMENT FOR THE PURCHASE OF EQUITY INTERESTS OF EL GAS NORTH AMERICA, LLC (the “Agreement”) made this ____ day of _________ 2011, by and between El Gas North America, LLC, a ________ limited liability company (“El Gas”) and the equity holders of El Gas (the “Sellers”), on the one hand, and GeoBio Energy, Inc., a Colorado corporation (“GeoBio”), on the other hand, and for the purpose of setting forth the terms and conditions upon which El Gas will sell to GeoBio one hundred percent (100%) of El Gas’s issued and outstanding equity interests and equity interest equivalents (hereinafter defined).

WITNESSETH:

WHEREAS, GeoBio wishes to acquire, and El Gas wishes to sell, one hundred percent (100%) of the outstanding equity interests and equity interest equivalents of El Gas for the purposes of developing and growing the business of El Gas;

WHEREAS, GeoBio and El Gas wish to raise capital financing dedicated to the development and expansion of El Gas’s business and strategic business plan;

WHEREAS, El Gas wishes to remain actively involved in the management of the operations and implementation of the strategic business plan of El Gas;

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF UNITS OF EQUITY INTERESTS

1.01 Sale of Equity Units. Subject to the terms and conditions of this Agreement, El Gas agrees to sell to GeoBio, pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), one hundred percent (100%) of the total issued and outstanding equity interests of El Gas in such amounts as set forth in Schedule 1.01, securities convertible into equity interests or equity capital equivalents and all equity interests equivalents of El Gas (herein collectively referred to from time to time as the “El Gas Equity Interests”), as of the date of the Closing (defined herein), and GeoBio agrees to purchase the El Gas Equity Interests, for the following consideration (the “Purchase Price”) subject to the covenants, terms and conditions of this Agreement, generally:

(a)                 In exchange for one hundred percent (100%) of El Gas Equity Interests, the Sellers of El Gas shall receive a total of two million, five hundred thousand (2,500,000) shares of common stock of GeoBio at Closing (the “Acquisition Stock”), to be issued to El Gas North America, LLC, which GeoBio agrees to issue into escrow, within fourteen (14) days following the Closing date of this Agreement, and which shall be released to El Gas upon the full payment of the Purchase Note (defined in Section 1.01(b)) unless returned to GeoBio upon termination of this Agreement and/or the default on such Purchase Note. GeoBio’s irrevocable possession of the El Gas Equity Interests shall be subject to Section 1.01(b) and Section 5.06 of this Agreement. The 100% of El Gas Equity Interests issued to GeoBio shall not be dilutable as a percentage of the Company’s ownership, without the written consent and action of GeoBio so long as this Agreement remains in effect. The parties hereto intend that the Acquisition Stock shall be exempt from the registration requirements of Securities Act, pursuant to Section 4(2) and/or Regulation D of the Securities Act and rules and regulations promulgated thereunder, and shall therefore (i) be “restricted securities”, (ii) bear restrictive legends prohibiting public resale of the shares and (iii) shall not be eligible for public resale unless either they are registered or an exemption to such registration requirements becomes available;

(b)                 Upon Closing, GeoBio shall pay to El Gas the additional Purchase Price consideration of One hundred thousand U.S. Dollars ($100,000.00) in the form of an 8% Promissory Note, payable to Mark Cangany, that shall be due upon the earlier of (i) GeoBio’s receipt of third-party financing (or, cumulatively, financings) of not less than Five million U.S. Dollars ($5,000,000.00)(a “Third Party Financing”) or (ii) one year from the date of the Closing, provided that El Gas has generated sufficient revenue during the year to GeoBio to repay the Promissory Note (the “Purchase Note”), or at such time as sufficient revenue has been made available to GeoBio;

(c)                 GeoBio agrees to reimburse to the Sellers all reasonable expenses that El Gas incurs and actually expends (“Reimbursable Expenses”) prior to El Gas achieving its first month of positive Earnings Before Income, Taxes, Depreciation and Amortization (“EBITDA”), an estimate of which is provided in projections of El Gas (“EBITDA Projections”), attached hereto as Exhibit 1.01(c). Such payment of the Reimbursable Expenses shall occur upon the earlier of (i) a Third Party Financing, (ii) within six months following such time of as of which fifty percent (50%) of which the monthly positive EBITDA is sufficient to repay the Reimbursable Expenses or (iii) one year from the date of the Closing.

(d) At the end of GeoBio’s fiscal year for each of the first two (2) years following the Closing, provided that the Agreement is not at such time terminated or otherwise unwound (which termination or unwinding shall not be deemed to include a strategic “spin-off” or public offering of the securities of El Gas), the Board of Directors of GeoBio and of El Gas shall evaluate the value of the Acquisition Stock, and to the extent that the value of the Acquisition Stock is less than the value of the Acquisition Stock at the Closing (the “Baseline Value”), GeoBio shall issue to El Gas, in accordance with the escrow conditions as set forth above in Section 1.01(a), that amount of additional Acquisition Stock necessary to raise the total value of the Acquisition Stock to not less than its Baseline Value. In no event shall the Acquisition Stock be reduced.

1.02 Escrow Agent/Broker. El Gas and GeoBio appoint Martin Davis, PLLC, as escrow agent to both parties (the “Escrow Agent”), to coordinate the delivery of the Acquisition Stock, El Gas Equity Interests, and Reimbursable Expenses, as well as all certificates, corporate books and records thereto (the “Original Documents,” further detailed below). El Gas shall bear any and all commissions payable to any broker, counsel or other consultants representing El Gas in this transaction, if any.

1.03 Exchange. It is agreed that the Acquisition Stock, El Gas Equity Interests, Purchase Note will be transferred to the Escrow Agent as partial payment of the Purchase Price prior to, or upon, the Closing Date (as defined below), in exchange for the El Gas Equity Interests purchased by way of this Agreement. The Acquisition Stock, Purchase Note, El Gas Equity Interests and the Original Documents shall concurrently be transferred to, and shall remain with, the Escrow Agent until the full payment of the Purchase Note, at which point the Escrow Agent (i) shall forward the El Gas Equity Interests to GeoBio and (ii) shall transfer the Purchase Price to El Gas’s designated account(s) or, in the alternative, (iii) such exchange shall occur at the direction of the receiving parties to the Escrow Agent.

1.04 Opening of Escrow. Upon both the signing of this Agreement and the receipt of this Agreement by the Escrow Agent, the escrow shall be deemed open and in effect.

1.05 Date of Closing. The Closing will take place immediately upon mutual execution of this Agreement (the “Closing Date”), under the terms described in Article IV of this Agreement at the offices of Martin Davis, PLLC, 1200 Westlake Avenue N, Suite 604, Seattle, WA 98109, or at an alternative location at the mutual, written agreement of GeoBio and El Gas. Prior to the Closing Date, GeoBio shall have the exclusive right to purchase the El Gas Equity Interests.

1.06 Employment. It is contemplated that certain existing executive management of El Gas, specifically Mark Cangany, shall continue to act as executive management of, or as consultants to, El Gas for a period of five (5) years following the Closing, under which (i) Mark Cangany shall earn a cash salary of Eight thousand U.S. Dollars ($8,000.00) per month (“Base Salary”), which shall be payable fifty percent (50%) by GeoBio and 50% by El Gas, but accrue until such each obligated party has sufficient funds to pay such salary, respectively, and until the El Gas generated revenue is sufficient to pay the entire monthly salary to Mark Cangany, (ii) for each full year that Mark Cangany remains with El Gas, GeoBio shall extend the term of the employment agreement by an additional year, (iii) Mark Cangany shall receive severance benefits in the event of his termination without cause, upon terms of which to be mutually negotiated in good faith between the parties, but consisting of not less than severance salary of not less one hundred percent (100%) of the Base Salary, (iv) shall provide certain common stock and/or options for common stock to Mark Cangany, and (v) shall contain a buy-out clause for the benefit of both GeoBio and Mark Cangany, and which agreement shall be further subject to terms and conditions mutually agreeable to the parties. GeoBio, El Gas and Mark Cangany agree to act in good faith to reach an agreement as to the terms and conditions of Mark Cangany’s employment with GeoBio and El GAs, and upon Closing the parties shall execute an employment agreement formalizing the employment relationship between the parties (“Employment Contract”), a copy of which shall be attached and incorporated into this Agreement, no thirty (30) days following the Closing, as Exhibit 1.06.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

El Gas hereby represents and warrant to GeoBio, the following:

2.01 Organization. El Gas is a limited liability company duly organized in the State of Nevada and has all necessary corporate powers to conduct business. All actions taken by the incorporators, directors and/or shareholders of El Gas have been valid and in accordance with the laws of the State of Nevada.

2.02 Capital. The authorized equity interests of El Gas currently consists of one thousand (1,000) units of equity interests, of which not more than five hundred (500) units shall be issued and outstanding as of the Closing Date. El Gas represents that it has title to, or the authority to issue units of El Gas Equity Interests as fully paid and non-assessable.

2.03 Financial Statements. Documents provided to GeoBio will include all available consolidated financial statements consisting of (i) balance sheets, (ii) the related statements of income and retained earnings and (iii) statements of cash flow for fiscal years 2010 and 2009, or since inception of the business, if occurring less than two years before the date of this Agreement, the four quarters subsequent to the most recent fiscal year end and for the interim period subsequent to the last fiscal quarter, including historic line item detail, as prepared by El Gas’s accountant, who shall be approved by GeoBio (which approval shall not be unreasonably withheld), on an accrual basis in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants in accordance with Generally Accepted Accounting Principles (“GAAP”) as set forth in Schedule 2.03, attached hereto not later than forty-five (45) days following the Closing (the “Financial Statements”).

2.04 Absence of Changes. El Gas warrants and represents that there shall be no changes in the financial condition or operations of El Gas from the execution of this Agreement through the Closing Date, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

2.05 Liabilities. El Gas, at the signing of this Agreement, does not and will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the corporate records of El Gas submitted to GeoBio and/or included in Schedule 2.03.

2.06 Tax Returns. El Gas represents that it has paid all federal taxes due. No federal income tax returns of El Gas have been audited by the Internal Revenue Service. There are no present disputes as to taxes of any nature payable by El Gas as of the Closing, there shall be no taxes of any kind due or owing.

2.07 Ability to Carry Out Obligations. El Gas has the right, power, and authority to enter into, and perform their obligations under this Agreement. The execution and delivery of this Agreement by El Gas and the performance by El Gas of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which El Gas, its officers, directors or El Gas are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause GeoBio (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of El Gas or upon the El Gas Equity Interests.

2.08 Full Disclosure. None of the representations and warranties made by, or included in, any certificate or memorandum furnished or to be furnished by El Gas or on their behalf, contain or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

2.09 Contracts, Leases and Assets. El Gas is not a party to any contract, agreement or lease except as shown and identified on Schedule 2.09, copies of which will be supplied to GeoBio prior to Closing.

2.10 Compliance with Laws. To the best of its knowledge and ability, El Gas has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to El Gas. To the best of its knowledge and ability, El Gas has complied with all federal and state securities laws in connection with its securities.

2.11 Litigation. Neither El Gas nor its predecessor(s) is a party to any existing or pending suit, action, arbitration, or legal, administrative, or other proceeding, or prior, existing or pending governmental investigation. Furthermore, El Gas is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.12 Conduct of Business. For the thirty (30) days prior to and at all times following the Closing, so long as this Agreement remains effective, El Gas shall conduct its business in the normal course, and shall not, without the written approval of GeoBio, (i) sell, pledge, or assign any assets, (ii) amend its Articles of Organization or its Bylaws, (iii) declare dividends in actual form or equivalent effect, redeem or sell equity securities (which in no event shall be deemed in the normal course of business), (iv) incur any liabilities, except in the normal course of operations of the business, (v) commit to or issue any options, warrants or equity units or shares of equity interests or convertible into equity interests of El Gas, or any equity interests equivalents; (vi) enter into any debt, loan, debenture or encumbrance arrangement with respect to El Gas or principal shareholders, officers and directors of El Gas, (vii) acquire or dispose of any assets, enter into a contract, guarantee obligations of any third party, or (viii) enter into any other transaction not in the normal course of business.

2.13 Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will be submitted by or on behalf of El Gas before or upon the Closing, except as otherwise specified:

(i) All of El Gas’s material contracts;

(ii) Articles of Organization (or the equivalent);

(iii) By-laws, if any;

(iv) All material contracts;

(v) Other Corporate Governance Documents;

(vi) Consent of the Board of Directors (or the equivalent) to entry into and closing of this Agreement, also attached hereto as Exhibit 2.13(vi);

(vii) List of current officers and directors (or the equivalent);

(ix)                  Balance Sheet together with other financial statements, described in Section 2.03, within forty-five (45) days following the Closing Date;

(x)                 Relevant State Filing Receipt or other documentation to show good standing;

(xi)               Copies of all federal and state income tax returns, if available or representation that there are no taxes owing;

(xii)              Equity Member list and issuance history of El Gas;

(xiii)            Certificate of Officer (or the equivalent) with respect to accuracy of representations and warranties in Article II herein; and

(xiv)            Corporate/minute book of El Gas with all updated entries and filings.

2.14 Closing Documents. All minutes, consents or other documents pertaining to El Gas to be delivered at the Closing shall be valid and in accordance with the laws of El Gas’s state of incorporation.

2.15 Title. El Gas shall have good title to the El Gas Equity Interests being issued and/or transferred to GeoBio, pursuant to this Agreement. The El Gas Equity Interests will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. Except as provided in this Agreement, El Gas are not parties to any agreement which offers or grants to any person the right to purchase or acquire any of the equity interests. El Gas is not aware of any applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the equity interests by GeoBio impair, restrict or delay voting rights with respect to the Equity Interests delivered by El Gas and its majority shareholders. El Gas shall act in good faith at all times and act expediently to complete the transaction contemplated herein.

2.16 Subsidiaries. El Gas shall have no subsidiaries or related companies.

2.17 Exclusive Rights to Sell its Products. El Gas hereby represents that it has exclusive rights in the United States, Canada, Mexico and the Caribbean Islands to distribute and sell El Gas s.r.o’s (based in Pardubice, Czech Republic) Gas Measurement and Logging equipment, Volume Corrector and Data Recorder products and products and services related to its Electronic Volume Correctors AMI/AMR and Electronic Volume Correctors for Gas Measurement and Logging (“Exclusive Distribution Rights”). El Gas shall provide a copy of the agreement conveying these Exclusive Distribution Rights as Exhibit 2.17.

2.18 Representations. All representations set forth in Article II shall be true as of the Closing and all such representations shall survive the Closing for a period of two (2) years.

ARTICLE III

INVESTMENT INTENT

3.01 Transfer Restrictions. El Gas and GeoBio agree that the El Gas Equity Interests being acquired pursuant to this Agreement may not be sold, pledged, assigned, hypothecated or otherwise transferred, unless such El Gas Equity Interests are registered under or in compliance with Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or other exemption from registration under the Securities Act.

ARTICLE IV

CLOSING

4.01 Closing. The Closing of the transaction shall occur immediately upon the mutual execution of this Agreement, as detailed in Section 1.05, above, at which time the Original Documents and all corporate records of El Gas shall have been approved by GeoBio and received by the Escrow Agent, and the El Gas Equity Interests and the Purchase Price consideration shall have been delivered (the “Closing”) to the Escrow Agent. Notwithstanding the forgoing, the parties shall waive any declaration of default for failure to deliver any of the of El Gas Equity Interests, Purchase Price Consideration and the Original Documents or other items due at closing for thirty (30) days immediately following the Closing Date.

4.02 Documents to be Delivered at Closing. As part of the Closing, those documents listed in Section 2.13 of this Agreement, as well as the following documents, in form reasonably acceptable to counsel to the parties, shall be delivered to the Escrow Agent:

(a) By El Gas:

(i) certificate(s) or, if unavailable, an amendment to El Gas’ Operating Agreement reflecting the issuance and/or transfer of 100% of the issued and outstanding El Gas Equity Interests to GeoBio:

(ii) copies of all of the Original Documents, business and corporate records of El Gas;

(iii) such other documents of El Gas that are executed in the normal course of business; and

(iv) A Mark Cangany-signed Employment Contract, as detailed in Section 1.06.

(b) By GeoBio:

(i) the Acquisition Stock;

(ii) the first monthly payment of the Initial Financing;

(iii) such other documents required to complete the transfer of ownership of the Acquisition Stock; and

(iv) A GeoBio-signed Employment Contract, as detailed in Section 1.06.

4.03 Change of Directors of El Gas. At the Closing, the current Board of Directors of GeoBio shall have the right to request that the board of directors of El Gas (the “El Gas Board”) appoint one (1) designee of GeoBio to the El Gas Board.

ARTICLE V

COVENANTS SUBSEQUENT TO CLOSING

5.01 Covenant Not To Non-Compete. El Gas covenants and agree that they shall not compete with the business of El Gas, as acquired by GeoBio, nor compete within El Gas’s industry (a “Competing Business”) anywhere in the United States for a period of ten (10) years following the Closing Date.

5.02 Non-Compete. El Gas, its principals and management pledge and agree that they shall not compete with the business of El Gas, as acquired by GeoBio, nor compete within GeoBio’s industry (a “Competing Business”) anywhere in the United States following states for a period of ten (10) years following the Closing of the Agreement.

5.03 GeoBio Regulatory Compliance. GeoBio pledges and agrees that it shall, at all times, remain compliant and current with its state and federal regulatory compliance requirements, including, but not limited to , the filing requirement of the Exchange Act of 1934 (the “Exchange Act”). After the Closing Date, El Gas shall supply all required information regarding El Gas required by GeoBio to remain compliant with the Exchange Act.

5.04 Effect of Failure of this Agreement. In the event that the parties terminate this Agreement to the extent that any liabilities were created in, or assumed by, GeoBio, its shareholders or its successors for the direct benefit of El Gas, with the actual knowledge and consent of El Gas (“Subsequent El Gas Liabilities”), excepting ordinary expenses in connection with the business relationship between the parties, El Gas, its successors or assigns shall assume all such Subsequent El Gas Liabilities.

5.05 Adequate Public Information Disclosure. The parties hereto acknowledge that GeoBio provides public information in compliance with Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”). In furtherance thereof, El Gas acknowledges that GeoBio will require, and El Gas agree to provide, reasonable cooperation in providing information and compiling financial statements for El Gas in order for GeoBio to produce GAAP compliant, pro-forma consolidated financial statements for GeoBio and El Gas.

5.06 Future Revenue Sharing. GeoBio and the management of El Gas shall, on not less than a monthly basis and in good faith unless otherwise mutually consented to in writing, undertake budgeting discussions regarding the El Gas operational and capital budgeting and the sharing of the El Gas EBITDA and application thereof, in accordance with Section 1.01.

5.07 Maintenance of Exclusive Rights to Sell its Products. El Gas shall maintain its Exclusive Distribution Rights, as set forth in Section 2.17, above, throughout the twenty-four (24) month periods following the Closing Date.

ARTICLE VI

REMEDIES

6.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in the State of Washington, City of Seattle, King County, in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

6.02 Termination, Amendment and Waiver.

(a) Termination. This Agreement may be terminated at any time prior to the Closing by:

(1) By mutual written consent of El Gas and GeoBio;

(2) By either El Gas or GeoBio;

(i) If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii) If the Closing shall not have been consummated within sixty (60) days following mutual execution of this Agreement, unless otherwise extended by written agreement between the parties;

(3) By El Gas, if (i) GeoBio materially breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement and (ii) GeoBio breaches or violates and agreements or contracts with any third parties in a manner that imminently may be, or actually results in and outcome which becomes, materially detrimental to El Gas, without curing such failure with ten (10) days written notice thereof from the other party (or moving to cure such failure is the event of such failure cannot be feasibly cured within such period); and

(4) By GeoBio, if El Gas materially breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, without curing such failure with ten (10) days written notice thereof from the other party (or moving to cure such failure is the event of such failure cannot be feasibly cured within such period).

(b) Effect of Termination. In the event of termination of this Agreement by either GeoBio or El Gas, as provided herein, his Agreement shall otherwise become void and have no effect, without any liability or obligation on the part of El Gas or GeoBio, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

(c) Extension; Waiver. At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d) Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of El Gas or GeoBio, action by the respective Board of Directors or the duly authorized designees of such Board of Directors.

6.03 Indemnification. El Gas agrees to indemnify GeoBio against all actual losses, damages and expenses caused by (i) any material breach of this Agreement or warranty by them or any material misrepresentation of El Gas contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or otherwise necessary to make the statements herein not misleading.

6.04 Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not in derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VII

CONFIDENTIALITY

7.01 Confidential Information. Each party hereto will treat all non-public, confidential information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement. Moreover, all such information shall be returned to the other party upon termination of this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

8.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

8.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

8.04 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

8.05 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

8.06 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to GeoBio:

GeoBio Energy, Inc.

13110 NE 177th PL, # 169

Woodinville, WA 98072

Attention: Laurence Shelver

Phone: (970) 633-0436

With a copy to:

Martin Davis, PLLC

1200 Westlake N, Suite 604

Seattle, WA 98136

Phone: (206) 829-8015

If to El Gas:

El Gas North America, LLC

_____________________

_____________________

Attention: Mark Cangany

With a copy to:

_____________________

_____________________

_____________________

8.07 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

8.08 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall survive the Closing of this Agreement for two (2) years post closing.

8.09 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

[Signature blocks appear on the following page]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

EL GAS NORTH AMERICA, LLC

By: Mark Cangany

Its: President & Managing Member

SELLERS:

MARK CANGANY—100% Equity Holder of EL GAS NORTH AMERICA, LLC

______________________________________

By: Mark Cangany, Equity Member

PURCHASER:

GEOBIO ENERGY, INC.

By: Laurence Shelver

Its: President, Chief Executive Officer, Chairman

Exhibit 2.17— Exclusive Distribution Rights

[See following pages]

GEOBIO ENERGY CLOSES ACQUISITION OF EL GAS NORTH AMERICA

SEATTLE, November 16, 2011--GeoBio Energy, Inc. (GeoBio Energy, Inc. (OTC: GBOE) ("GeoBio"), GeoBio Energy Inc. announced today the purchase of El Gas North America, LLC. The transaction closed on November 14, 2011. Larry Shelver, CEO of Geo Bio said today, “We are pleased to add El Gas North America and its General Manager, Mark Cangany, to our growing company. Mark brings a wealth of knowledge and years of experience in the gas services sector. His knowledge of the market will be invaluable.” El Gas North America, based in Houston, Texas, is the exclusive distributor in North America of the natural gas volume monitoring and correcting equipment and data recorder products of Czech Republic based, El Gas s.r.o.

The oil and gas industry historically customarily used pressure monitoring as the primary measure of quantity and for ensuring safety during production, transportation, and storage of the various petroleum products.

Until recently, the rotary 7, 14 or 30 day chart recorder has been the “standard” of many industries. These recorders use a round paper chart divided into daily segments and use inked pens on swing arms to record pressures and temperatures as lines on the slowly rotating chart. These charts are retrieved by a worker at a certain interval, a new chart installed, and the pens re-inked. The information is transported back to the office where it is recorded and readied for analysis.

The drawback to these “recorders” is that they have no ability to report in real time. Many cases of equipment failure over the years have been attributed to the lack of real time ability in these recorders.

El Gas North America markets a direct replacement, battery operated, solid-state unit for natural gas chart recorders that require no charts or weekly maintenance visits. The batteries for El Gas North America’s units only need to be replaced approximately every six years. The unit has the ability to transmit all data acquired via landline, cell and or FM modem, for downloading the data into the customer’s computer system at whatever interval the customer requests.

Pressure is mounting from the various environmental and regulatory agencies to incorporate this technology into the oil and gas companies operations and safety plans. Under the BAT (Best Available Technology) requirements, the major natural gas companies are this solution.

El Gas North America has the advantage of marketing a unit that has been successfully used in Europe for many years. The US competitors’ products in the natural gas data recording market have experienced reliability problems or units that do not zero in on the needs of the petroleum industry.

While the initial marketing will be primarily to large Natural Gas distributors in major metropolitan areas because of the large number of units potentially being purchased, the units have very wide use in the drilling, fracing, and well monitoring arena in North America. Virtually every gas well in production could use a wireless pressure monitor.

Sale of the products in the United States and Canada is subject to El Gas North America receiving UL approval and CSA approval, respectively, which applications are underway and which El Gas North America expects to receive by the close of January 2012. El Gas North America’s licensor, El Gas s.r.o, has APEX approval, the European equivalent required certification, on the products in Europe.

Mark Canagany of El Gas North America, commented, “I’m excited to be working with GeoBio and its management, which will provide additional experience and connections to help El Gas North America grow.”

About GeoBio Energy:

GeoBio Energy's business model emphasizes the acquisition and operation of existing companies in the oil and gas services and energy industry. As oil and gas exploration continues in response to rising demand, preparing and monitoring drilling sites and obtaining peak production and efficiency from existing, aging wells becomes increasingly beneficial. GeoBio believes this demand to be a significant growth opportunity in its strategy to combine and consolidate companies in the oil and natural gas services and supporting products sector. Visit GeoBio’s web site: http://geobioinc.com

Safe Harbor Statement

This Press Release may contain forward-looking statements which can be generally identified as such because the context of the statement will include the words such as GBOE "expects," "should," "believes," “intends,” "anticipates" or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties including the financial performance of GBOE, which could cause actual results, performance or achievements of GBOE to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

This Press Release does not constitute or form any part of any offer or invitation to sell or issue or any solicitation of any offer to purchase or subscribe for any securities in any jurisdiction, nor shall it (or any part of it) or the fact of its distribution form the basis of, or be relied upon in connection with, or act as any inducement to enter into, any contract or commitment therefore.

"Forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, may be included in this press release. These statements relate to future events and/or our future financial performance. These statements are only predictions and may differ materially from actual future events or results. GBOE disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. Risks particularly associated with our current business include, but are not limited to the risks associated with our ability to (i) obtain UL approval and CSA approval FOR SALE OF El Gas North America’s products in the US and Canada (ii) obtain the necessary financing to complete and capitalize our prospective acquisitions and other targeted companies and to finance operations and generate sufficient revenue and obtain profitability, (iii) obtain additional financing as needed, (iv) manage changes in general economic and business conditions (both generally and in the natural gas and oil services and the energy industry), (v) react to actions of our competitors, (vi) develop new services and markets for our services, (vii) identify and manage risks in connection with acquisitions (viii) evaluate and effect the level of demand and market acceptance of our services and (ix) make necessary changes to our business strategies.

SOURCE: GeoBio Energy, Inc.

CONTACT: GeoBio Energy Corporation

Investor Relations

Joseph J. Malone

www.valuecorptrading.com

786-375-0556

info@geobioinc.com